Accounts receivable	12 Months Ended
Dec. 31, 2024
Receivables [Abstract]
Accounts receivable	Accounts receivable
Accounts receivable consist principally of trade accounts receivable from customers and are generally unsecured and due within 30 to 90 days. Credit losses relating to these receivables consistently have been within management’s expectations. Expected credit losses are recorded as an allowance for credit losses in the consolidated balance sheets. Estimates of expected credit losses are based primarily on the aging of the accounts receivable balances. The company records a specific reserve for individual accounts when it becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. The collection policies and procedures of the company vary by credit class and prior payment history of customers.
Revenue recognized in excess of billings on services contracts, or unbilled accounts receivable, was $95.3 million and $93.9 million at December 31, 2024 and 2023, respectively.
Unearned income, which is reported as a deduction from accounts receivable, was $5.4 million and $9.0 million at December 31, 2024 and 2023, respectively.
The allowance for credit losses, which is reported as a deduction from accounts receivable, was $7.6 million and $9.5 million at December 31, 2024 and 2023, respectively. The provision for credit losses, which is reported in selling, general and administrative expenses in the consolidated statements of income (loss), was expense (income) of $(1.2) million, $(0.2) million and $0.3 million, in 2024, 2023 and 2022, respectively.
Additionally, long-term receivables were $43.7 million and $70.3 million at December 31, 2024 and 2023, respectively, and are reported in other long-term assets on the company’s consolidated balance sheets.